Prepayments and other current assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2016 CNY (¥)	Dec. 31, 2016 USD ($)	Dec. 31, 2015 CNY (¥)	Dec. 31, 2015 USD ($)
Prepayments to suppliers	¥ 1,368,964	$ 197,172	¥ 1,095,918	$ 50,000
Interest income receivable	33,545	4,831	20,002
Prepayment for advertising expenses	36,736	5,291	92,339
Others	193,084	27,810	77,348
Total	¥ 1,632,329	$ 235,104	¥ 1,285,607